UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On July 29, 2019, the Board of Directors of Relmada Therapeutics, Inc. (the “Company”) appointed Charles S. Ence, MBA-CPA as the Company’s Chief Financial Officer (Principal Financial and Accounting Officer).

A brief description of the background and business experience of Mr. Ence is as follows:

Charles S. Ence, age 59, was appointed as our Chief Financial Officer on July 29, 2019. From August 2003 until June 2019, Mr. Ence was Chief Financial Officer/Corporate Controller of New Age Beverages Corp/Xing Beverages, LLC located in Denver, Colorado. He managed all the financial affairs of New Age and their other portfolio companies helping lead the firm into becoming one of the top 100 non-alcoholic beverage companies worldwide. He helped guide the expansion of the business to ultimately penetration of 46 states domestically and 10 countries internationally, with consistent growth and profitability throughout his tenure. Prior to New Age, Mr. Ence was a senior executive, Planning Manager and Director of Finance for Quantum Corp. Following Quantum he served as a Director of Finance and Investor Relations at On Command Corp. Mr. Ence began his career at PepsiCo. During his 12 years at PepsiCo, Mr. Ence served as a financial analyst, planning supervisor, planning and analysis manager and ultimately controller.

He received his Bachelor of Arts in Business Administration and Accounting from Southern Utah University in 1984, and obtained a Masters in Business Administration in Finance from Arizona State University School of Business in 1985.

There is no arrangement or understanding between Mr. Ence and any other person pursuant to which he was selected as an officer of the Company.

Family Relationships

There are no family relationships between Mr. Ence and any of our directors or officers.

Transactions with Related Persons

The Company does not have any related party transactions with Mr. Ence within the meaning of Item 404(a) of Regulation S-K.

Agreements

On July 29, 2019, the Company and Mr. Ence entered into an consulting agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Ence agreed to the following:

●	Term. Mr. Ence’s term as Chief Financial Officer commenced on July 29, 2019 and continues until January 31, 2020 (the “Initial Term”), and shall automatically renew for successive three-month periods (each, an “Additional Term” and, collectively with the Initial Term, the “Term”). The Company may terminate Mr. Ence at any time, upon thirty (30) days’ written notice. Mr. Ence may resign by giving the Company no less than 30 days’ written notice of such termination prior to the end of such Initial Term or Additional Term with such termination being effective at the end of the Initial Term or Additional Term, as the case may be.

●	Consulting Fee. Mr. Ence will be paid a monthly base consulting fee of $20,000. He is entitled to a cash bonus of $60,000, that is contingent on the Company’s common stock being approved for listing on the Nasdaq Stock Market LLC. Such bonus is payable on January 31, 2020, so long as Mr. Ence is a consultant of the Company at such time. If the Company terminates Mr. Ence before January 31, 2020, without cause, the $60,000 cash bonus will also be paid.

●	Option Grant. The board granted to Mr. Ence an option to purchase 100,000 shares of common stock (the “Options”) of the Company under the Company’s current Stock Option and Equity Incentive Plan at an exercise price equal to the closing price of the Company’s common stock on July 29, 2019. The options have a term of 10 years starting from the first day of his consulting relationship with the Company.

●	Vesting Schedule. The above referenced options shall vest on January 31, 2020, so long as Mr. Ence is a consultant of the Company at such time and the Company’s common stock is approved for listing on the Nasdaq Stock Market LLC. If the Company terminates Mr. Ence before January 31, 2020, without cause, the Options shall vest immediately.

●	Non-Solicitation. The agreement also contains a non-solicitation provision that, among other things, provides that during the term of the consulting relationship and for a period of 24 months following the cessation of the consulting relationship, Mr. Ence shall not directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees or consultants to terminate their relationship with the Company, or attempt any of the foregoing, either for himself or any other person or entity.

●	Indemnification/Confidentiality. The Company also entered in a standard indemnification agreement (the “Indemnification Agreement”) with Mr. Ence where the Company agreed to indemnify him in certain situations for his role as Chief Financial Officer. Mr. Ence also entered in a standard Confidential Information and Invention Assignment Agreement (the “Confidentiality Agreement”) with the Company where Mr. Ence agreed to certain confidentiality and assignment of invention provisions.

The foregoing is only a brief description of the material terms of the Consulting Agreement, Indemnification Agreement and Confidentiality Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and each is qualified in its entirety by reference to the Consulting Agreement, Indemnification Agreement and Confidentiality Agreement that are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been filed with the Securities and Exchange Commission:

Exhibit No.	Description
10.1	Consulting Agreement, dated July 29, 2019, by and between Charles S. Ence and Relmada Therapeutics, Inc.
10.2	Indemnification Agreement, dated July 29, 2019, by and between Charles S. Ence and Relmada Therapeutics, Inc.
10.3	Confidential Information and Invention Assignment Agreement, dated July 29, 2019, by and between Charles S. Ence and Relmada Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2019	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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